Inventories	9 Months Ended
Mar. 31, 2012
Inventories [Abstract]
Inventories

9. Inventories

Inventories are stated at the lower of cost or market on a first-in, first-out (FIFO) basis and consist of (in thousands):

	March 31, 2012	June 30, 2011
Raw materials	$516	$558
Work-in-process	135	154
Finished goods	1,518	415
Total inventories	$2,169	$1,127

The March 31, 2012 finished goods inventory balance includes the inventory acquired as a result of the September 6, 2011 Prostiva acquisition, of which approximately $591,000 remained at March 31, 2012. In addition, approximately $469,000 of the above finished goods balance represents long-term inventories that the Company does not expect to sell within the next 12 months, however they are also not considered excess or obsolete.